Harbor ETF Trust

Supplement to Prospectus dated April 13, 2022
Harbor Dividend Growth Leaders ETF
January 18, 2023
Effective March 1, 2023, Harbor Dividend Growth Leaders ETF (the “Fund”) will be changing the frequency of its dividend distribution from annual to quarterly. As a result, the Fund will declare and pay any dividends from net investment income quarterly.
Investors Should Retain This Supplement For Future Reference
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